IRELAND INC

Corporate Presentation

May 2009
Confidential

For complete information on Ireland Inc, its projects and risk factors, please review Ireland Inc.'s SEC filings at http://www.sec.gov.

Forward Looking Statements

This Presentation may contain, in addition to historical information, forward-looking statements. Statements in this Presentation that are forward-looking statements are subject to various risks and uncertainties concerning the specific factors disclosed under the heading "Risk Factors” and elsewhere in the Company's periodic filings with the U.S. Securities and Exchange Commission. When used in this Presentation, the words such as "could," "plan", "estimate", "expect", "intend", "may", "potential“, "should", and similar expressions, are forward-looking statements. The risk factors that could cause actual results to differ from these forward-looking statements include, but are not restricted to the Company‘s limited operating history, uncertainties about the availability of additional financing, geological or mechanical difficulties affecting the Company's planned geological work programs, uncertainty of estimates of mineralized material, operational risk, environmental risk, financial risk, currency risk, and other statements that are not historical facts as disclosed under the heading" Risk Factors" in the Company's Annual Report on Form 10-K filing with the SEC and elsewhere in the Company's periodic filings with securities regulators in the United States. Copies of the Company's periodic reports are available on the SEC's website at http://www. sec.gov.

Company Vision

Build Ireland(IRLD) into a significantmid-tier miningcompany

•	IRLD has two precious metal projects with significant potential
	•	Columbus Project - Acquired 100% Gold / Silver / Calcium Carbonate Option to Expand

	•	Red Mountain Project – Option to buy 100% Gold / Tungsten / Silver

Columbus Project

Overview

ColumbusProject Mill-Site Facility

Columbus Project

  Gold, Silver and Calcium Carbonate Project

  A “dry salt marsh” with drill indicated zones of mineralization shown from surface to 400 foot depth

  Mine site production permit has been granted

  Short production horizon

Location

The Columbus Project is located ~ halfway between Las Vegas and Reno, ~ 42 miles west of Tonopah, Nevada, USA. The Project is specifically located in the Columbus Basin, in Esmeralda County, Nevada.

Regional History

Columbus Project is in a mineralized area :

•	Round Mountain (Gold)*
	•	Owned by Barrick and Kinross
	•	20 M oz gold deposit
	•	16 M oz mined (12M oz extracted to 2008)
	•	97% “invisible” gold
	•	Head Grade 0.018 opt Au
	•	2008 Production: +/-600k oz Au @125K tpd ore (cyanide)
	•	~ 60 miles from Columbus Project

•	Candelaria (Silver)*
	•	Original claims in 1860’s
	•	151 M oz of silver identified
	•	68 M oz of silver mined
	•	~ 5 miles from Columbus Project

* - data from published reports

Project Assets

The Columbus Project consists of :

•	19,680 acres of mineral claims on federal land administered by the BLM, with an option for an additional ~22,640 acres.

•	380 acres permitted to 40 feet for extraction of gold, silver and production of Calcium Carbonate (Zone A - Permitted Mine Area)
	-	320 acre mine site
	-	15,000 sq ft mill building

•	80 acres of private land

•	Water usage rights of aquifers in basin

Technical Team

Retained independent engineering firms:

Permitting

  Lumos & Associates – based in Reno, NV

ProjectResources

  McEwen Geological – Drill program management / Modeling
  Arrakis Inc. – Mining and production process design/ Metallurgy
  AuRIC Labs – Drill sample analysis / Metallurgy

ProjectFeasibility

  Arrakis Inc. – Pilot Plant Operations/Project Construction
  AuRIC Labs – Bench / Bulk Leach Testing

All reported work to date has been completed and performed by third party engineers/geologists under Chain of Custody (COC)

TechnicalProgram

* New cost estimates and recent test results have led the Company to believe that the dredge mining method could mine up to 200 feet.	2008 Exploratory Drill Program

	•	39-hole drill program conducted in “Area of Interest”

	•	New Gold/Silver Discovery – Large Tonnage Potential
		•	Zone A – West : 485 acres
			•	~50M tons potentially mineable material
			•	Sample average 0.038 opt Au equivalent
		•	Zone A – Central: 550 acres
			•	~41.5M tons potentially mineable material
			•	Sample average 0.042 opt Au equivalent
		•	Zone B: 555 acres
			•	~108M tons potentially mineable material
			•	Sample average 0.042 opt Au equivalent

	•	Gold is fine and entombed in clays. The challenge of the project will be to extract the Gold from these clays

Zone B – Mineralized Intercepts

  Mineralized intercepts (identified to date) average grade of 0.045 opt Au Equivalent
  Mineralization appears to be unbounded in all directions
  Dredge mining method could cost effectively mine up to 200 foot depth or more

Geology

Aeromagnetic Survey

  High resolution aeromagnetic survey completed October 2007

  Mag Highs = Volcanics surrounding basin

  Mag Lows = Young sediments in basin and older sediments around basin

  A large NW-SE fault structure enters basin from the NW and could be main aquifer feed to basin

  Basin could be collapsed caldera or rift basin

Leach Test Results

Parameter	Test Size (lbs)	Au Equivalent Head Grade (opt)	% Recovered into Solution	% Recovered from Resins
Zone A – Permitted Mine Area	1,738	0.062	86.6%	69.4%
Zone B – Drill Composite (S1B)	5.5	0.041	91.0%	n/a
Zone B – Drill Composite (S9B)	5.5	0.074	90.0%	n/a
Zone B – Drill Composite (S12B)	5.5	0.057	80.6%	n/a

  Au equivalent calculated at $900/oz Au and $12/oz Ag

  Bench Scale Tests (5.5 pounds) are not large enough to recover on resins, instead, precious metals were extracted by precipitation from leach solution

  Zone B is located 3 miles south of the Zone A – Permitted Mine Area

Potential of Mineralized Area

Parameter	Area (acres)	Depth (ft)	Tons of Mineable Material	Sample Average: Au equivalent (opt)
Zone A - Permitted Mine Area	320	3’ to 40’	14.8 M	tbd
Zone A – West	475	0’ to 200’	50.0 M	0.038
Zone A – Central	550	0’ to 90’	41.5 M	0.042
Zone B	555	0’ to 200’	108 M	0.042

  Current Production Permits: mine up to 792,000 tpy in Zone A – Permitted Mine Area, a 320-acre area, to a depth of 40 ft. (estimated mine life of over 17 years)

  Zone A – Permitted Mine Area: yet to be analyzed with Caustic Fusion Technique, which correlates to leach extractable gold and silver

  Zone A – Permitted Mine Area lies on northern edge of the identified “Area of Interest”

Project Feasibility

Pre-Feasibility Process Flow Diagram

• Dredge Mining Unit	• Leach in Agitated Tanks	• Evaluating Solid/Liquid Separation Methods:	• Tails returned to basin (natural tailings pond)

• Material Processed as a slurry		• Decantation	• Metal extracted from solution to resins
• Flocculation
• No Milling required		• Filtration	• Solution re-used in leach

Estimated Operating Costs (similar to typical Tank Leach Operations) ~ $10/ton

Recent Milestones

January- May 2009

  Completed three bench scale tests (5.5 lbs); extracted Au and Ag

  Completed 1,738 lbs bulk test; extracted Au & Ag with simple leach process. Extracted ~70% of head grade Au & Ag

  Discovered three mineralized zones; potential ~ 199.5M tons of mineable material. Average Sample grade of 0.041 opt Au equivalent

  Operated mine (dredge) and pilot plant to test mining and concentrating methods

Project Development- 2009

Determine Project Reserves

  Expand drilled area with 2009 drill program
  Calculate project resources and reserves
  Complete National Instrument 43-101 technical report

Complete Project Feasibility

  Complete additional bench/bulk leach tests
  Operate on-site pilot plant to optimize production process
  Finalize mining and production process
  Determine operating/capital costs for full production
  Complete site plan for full production facility
  Complete application for permit modifications (if necessary)

Summary

The Columbus Project represents a solid exploration and production opportunity:

  Full permit for the extraction of Gold and Silver and the production of Calcium Carbonate

  “Big Box Store” of mining operations: high volume and low cost

  Near term production potential

Red Mountain Project

Overview

Red Mountain, CA 27 miles south of Ridgecrest	Red Mountain Longer term exploration project Gold, Tungsten and Silver Over 25 years of sampling and testing Option to acquire 100% by Dec 31, 2011

History and ProjectAssets

Satellite Image of Red Mountain, CA

The Red Mountain Project is in a well known mineralized area.

Proven Production in Region*

  Gold (Au)** : ~+1.9M oz
  Silver (Ag) : ~+16M oz
  Tungsten (W) : ~+20M lbs of WO3

Project Assets

  ~ 7,500 acres of mineral claims and mill sites in area of interest on federal land administered by the BLM

* Based on Published Reports
** Site of GlamisGold project at Randsburg

Summary

The Red Mountain Project represents a solid exploration and production opportunity for Au/W/Ag.

The Red Mountain project is very appealing due to its location in a historical mining district, the project’s size and economic potential.

Financial Information

Capitalization and Finances

Capitalization
Issued and Outstanding	97,010,087
Free Float (03/24/2009)	~32,238,084
Total Fully Diluted	116,365,796
Market Capitalization	~$60 M
Finances
Cash (03/31/09)	$1,502,075
Long-Term Debt Financing	$ 0
Stockholders Equity (03/31/09)	$28,877,984
Burn Rate	~$250K - $500K / Month*

* $75K / mo fixed costs, General& AdministrationExpenses< 20%

Expenses

Cash Expenses
Budget (04/01/09 – 03/31/10)
Columbus Project
Property Payments	$ 130,000
Drilling and Analysis	1,717,000
Pilot Plant / Project Feasibility	1,794,711
Permitting	110,000
Prod. Plant Engineering	955,000
Columbus Project Sub-Total	4,706,711
Red Mountain Project	499,050
General and Admin.	1,062,420
Q2 2009 to Q1 2010 Budget	$ 6,268,181
Budget Contingency	626,818
Q2 2009 to Q1 2010 Cash Expenditure	$ 6,894,999

Ireland Inc.
Overall Summary

•	Exploration company with goal of production

•	Two projects with significant potential
• Columbus: Gold/Silver/Calcium Carbonate
• Red Mountain: Gold/Tungsten/Silver

•	Good Fundamentals

•	Assembled Talented Technical Team

•	Strong Mineral / Metal Prices

Ireland Inc.

Corporate Office:

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV, 89044
(702) 932-0353
info@irelandminerals.com
http://www. irelandminerals.com

Investor Relations Contact:

R. Jerry Falkner, CFA
RJ Falkner & Company, Inc.
125 Piper Lane
Spicewood, TX, 78669
Tel: 800-377-9893